THE LAZARD FUNDS, INC.
Supplement to Prospectus dated May 1, 2000

Redemption Fee

Each Portfolio will impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after May 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. This fee will be calculated based on the shares’ net asset value at redemption and deducted from the redemption proceeds. The fee will be paid to the relevant Portfolio to offset the costs that short-term shareholder trading imposes on the Portfolio and its remaining shareholders. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest. Notwithstanding the foregoing, the redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, and such shares will be redeemed first. The Fund may waive, modify or terminate the redemption fee at any time.

Lazard International Fixed-Income Portfolio

Effective February 2, 2001, the Ticker Symbol for the Portfolio’s Open Shares is LZFOX.

Portfolio Managers

The following are the principal persons who are primarily responsible for the day-to-day management of the assets of the indicated Portfolios. Biographical information is provided for new portfolio managers. This information replaces any contrary information contained in the Prospectus.

Lazard Equity Portfolio--Herbert W. Gullquist and Jeffrey Kigner.

Lazard Mid Cap Portfolio--Herbert W. Gullquist and Andrew Lacey.

Lazard Small Cap Portfolio--Herbert W. Gullquist, Leonard M. Wilson and Patrick Mullin.

Lazard Global Equity Portfolio--Herbert W. Gullquist and John R. Reinsberg.

Lazard Bond Portfolio--Kenneth C. Weiss and David Graham.

Lazard International Fixed-Income Portfolio--Kenneth C. Weiss and David Graham.

Lazard Strategic Yield Portfolio--Kenneth C. Weiss and David Graham.

David Graham. Mr. Graham is a Director of the Investment Manager, which he joined in 1995, and has been a portfolio manager of the Portfolios indicated above since January 2001.

Jeffrey Kigner. Mr. Kigner has been a Managing Director of the Investment Manager and a portfolio manager of the Equity Portfolio since January 2001. For more than five years prior thereto, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.

Andrew Lacey. Mr. Lacey is a Director of the Investment Manager, which he joined in April 1996, and has been a portfolio manager of the Mid Cap Portfolio since January 2001.

Patrick Mullin. Mr. Mullin is a Senior Vice President of the Investment Manager, which he joined in February 1998, and has been a portfolio manager of the Small Cap Portfolio since January 2001. Prior to joining the Investment Manager, he was with Target Capital Management from February 1997 to December 1997, and prior to that he was with Dillon, Read & Co. Inc.

Leonard M. Wilson. Mr. Wilson is a Director of the Investment Manager, which he joined in 1988, and has been a portfolio manager of the Small Cap Portfolio since January 2001.

In addition, Peter R.S. Bakker, a principal portfolio manager of Lazard High Yield Portfolio, is now a Director of the Investment Manager.

January 31, 2001